                   OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
               Supplement to the dated February 2, 2004 to the
                     Prospectus dated September 24, 2003

The prospectus is changed as follows:

1.    The  prospectus  supplement  dated  September  24,  2003 is deleted  and replaced by this supplement.

2.    The  section  titled  "Borrowing  for  Leverage"  under  "Main  Risks of
      Investing in the Fund" on page 4 of the Prospectus is deleted.

3.    The  following  paragraph  should  be added  under  the  section  "Other
      Investment Strategies" on page 11.

       |X|  Borrowing  for  Leverage.  The Fund can borrow  money to  purchase additional  securities,  a technique  referred to as  "leverage."  As a fundamental  policy, the Fund's borrowings for investment purposes must be from banks and are  limited to not more that 5% of the Fund's  total assets.  The  interest  on  borrowed  money is an  expense  that  might reduce the Fund's yield.

4.    The third paragraph under the section  captioned  "WHICH CLASS OF SHARES
      SHOULD YOU  CHOOSE?  -  Investing  for the  Shorter  Term" on page 16 is deleted and replaced with the following:

         And for non-retirement  plan investors who invest $1 million or more, in most cases  Class A shares will be the most  advantageous  choice, no matter how long you intend to hold your  shares.  For that reason, the Distributor  normally will not accept purchase orders of $250,000 or more of Class B  shares  or $1  million  or more of Class C shares from a single investor.

February 2, 2004                                            PS0740.022